UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 12, 2005

                                 ROO GROUP, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


          Delaware                       000-25659               11-3447894
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                  62 White Street, Suite 3A, New York, NY 10013
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (646) 352-0260

                                   Copies to:
                            Richard A. Friedman, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On May 12, 2005, ROO Group, Inc. (the "Company") entered into a letter agreement with the holders of the Company's outstanding $3,000,000 principal amount of callable secured convertible notes (the "Notes"). In consideration for the sum of $200,000 cash, the note holders agreed not to convert any amount due under the Notes at a conversion price less than $0.10 per share for a period of 60 calendar days after the date such Holders are paid the $200,000. The $200,000 is to be applied as follows: (1) $142,857 to the outstanding principal balance on the Notes, and (2) $57,143 as the redemption premium, in accordance with the terms of the Notes. These amounts will be paid to each note holder in accordance with each note holder's proportionate ownership of the total aggregate $3,000,000 principal amount of the Notes.

      In addition, the note holders consented to a loan from Robert Petty, the Company's Chairman and Chief Executive Officer, to the Company in the amount of $600,000 on the same terms of the currently outstanding $500,000 debt owed by the Company to Mr. Petty.

      All terms and provisions of the Notes will remain in full force and effect, except that in the event that the Company does not raise $7,000,000 within 60 calendar days of the letter than the conversion discount will be adjusted to be 50%.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            Not applicable.

      (B)   PRO FORMA FINANCIAL INFORMATION.

            Not applicable.

      (C)   EXHIBITS.

EXHIBIT
NUMBER                       DESCRIPTION
----------  --------------------------------------------------------------------
10.1 Letter agreement dated May 12, 2005 between the Company, AJW Offshore, Ltd., AJW Qualified Partners, LLC, AJW Partners, LLC and New Millennium Capital Partners II, LLC

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ROO GROUP, INC.


Date: May 12, 2005                   /s/ Robert Petty
                                    --------------------------------------------
                                    Robert Petty
                                    Chief Executive Officer


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